 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2011

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-34042 (Commission File Number)	98-0570192 (IRS Employer Identification No.)

131 Front Street, Hamilton HM12, Bermuda
(Address of principal executive offices and zip code)

(441) 292-7090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Endorsement No. 1 to Amended and Restated Quota Share Reinsurance Agreement

On September 17, 2007, pursuant to the First Amendment to Master Agreement between and Maiden Holdings, Ltd. (the “Company”) and AmTrust Financial Services, Inc. (the “AmTrust”), the parties caused the Company’s Bermuda subsidiary, Maiden Insurance Company Ltd. (“Maiden Bermuda”) and AmTrust’s Bermuda subsidiary, AmTrust International Insurance, Ltd. (“AII”) to enter into a quota share reinsurance agreement (the “Quota Share”), by which AII retrocedes to Maiden Bermuda an amount equal to 40% of the premium written by AmTrust’s U.S., Irish and U.K. insurance companies (the “AmTrust Ceding Insurers”), net of the cost of unaffiliated inuring reinsurance (and in the case of AmTrust’s U.K. insurance subsidiary, AmTrust Europe Limited (“AEL”), net of commissions) and 40% of losses with respect to the lines of business (workers’ compensation, extended warranty and specialty risk and specialty program business for commercial property and casualty risks, including general liability, commercial property, commercial automobile liability and auto physical damage, but excluding certain specialty risk programs that AmTrust commenced writing after the effective date and risks, other than workers’ compensation risks and certain business written by AmTrust’s Irish subsidiary, AmTrust International Underwriters Limited (“AIUL”), for which the AmTrust Ceding Insurers’ net retention exceeds $5,000,000) then being written by AmTrust (the “Covered Business”).  In addition, the Quota Share requires that Maiden Bermuda provide to AII sufficient collateral to secure its proportionate share of AII’s obligations to AmTrust’s U.S. insurance company subsidiaries. AII is required to return to Maiden Bermuda any assets of Maiden Bermuda in excess of the amount required to secure its proportionate share of AII’s collateral requirements, subject to certain deductions.

The existing terms of the Quota Share provide that AII receives a ceding commission of 31% of ceded written premiums with respect to all Covered Business and 34.375% for retail commercial package business, which AmTrust began writing in 2008.  From the inception of the Quota Share during the third quarter of 2007 through the end of 2008, workers’ compensation and commercial property and casualty program business made up 59.5% of the Covered Business, while specialty risk and extended warranty made up 40.5%.  As of March 31, 2011, specialty risk and extended warranty business, which generally has lower policy acquisition expenses than workers’ compensation and commercial property and casualty program business, constituted 50.2% of the Covered Business, while workers’ compensation and commercial property and casualty program business constituted 49.8% of the Covered Business.  Therefore, the parties agreed to adjust the ceding commission to reflect the change in the Covered Business and the effect on AmTrust’s expenses, effective April 1, 2011, subject to approval of the Company’s and AmTrust’s respective Audit Committees.

On July 26, 2011, after receipt of approval from each of the respective Audit Committees, the Company and AmTrust executed the amendment to the Quota Share effective April 1, 2011.  From April 1, 2011 through December 31, 2011, AII will receive a ceding commission of 30% of ceded written premiums with respect to all Covered Business.  Commencing January 1, 2012, the ceding commission, excluding the retail package business ceding commission (which remains at 34.375%), will be adjusted within a range of 30% (if specialty risk and extended warranty subject premium, excluding ceded premium related to AmTrust’s European hospital liability business discussed below, is greater than 42% of the total subject premium excluding retail package business) to 31% (if the specialty risk and extended warranty subject premium is less than 38% of the total subject premium excluding retail package business).  In addition, the parties agreed to extend the term of the Quota Share one extra year through June 30, 2014 and for Maiden Bermuda to continue to provide AII with sufficient collateral to secure its proportionate share of AII’s obligations under the Quota Share with respect to business written by AmTrust’s insurance company subsidiaries (foreign and domestic).

Quota Share Reinsurance Agreement for European Hospital Liability business

Maiden Bermuda entered into a separate reinsurance agreement with AEL and AIUL by which AEL and AIUL cede 40% of their European hospital liability business, including business in force at April 1, 2011, to Maiden Bermuda (the “European Hospital Liability Quota Share”). The European Hospital Liability Quota Share has an initial term of one year, effective April 1, 2011, and can be terminated at April 1, 2012 or any April 1 thereafter by either party on four months’ notice.  Maiden Bermuda pays AEL and AIUL a 5% ceding commission, and AEL and AIUL will earn a profit commission of 50% of the amount by which the ceded loss ratio is lower than 65%.  In addition, Maiden Bermuda pays AmTrust’s subsidiary, AII Reinsurance Broker, Ltd., brokerage fees in the amount of 1.25% of net premiums ceded.

Item 2.02        Results of Operations and Financial Condition.

On July 27, 2011, the Company issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01        Other Events.

On July 27, 2011, the Company also issued a press release announcing a quarterly cash dividend of $0.08 per share of common stock payable on October 17, 2011 to shareholders of record as of October 3, 2011.  A copy of the press release is hereby filed with the Commission and incorporated by reference herein as Exhibit 99.2.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated July 27, 2011.

99.2	Press Release of Maiden Holdings, Ltd., dated July 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2011	MAIDEN HOLDINGS, LTD.

	By:	/s/ Lawrence F. Metz
Lawrence F. Metz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated July 27, 2011.

99.2	Press Release of Maiden Holdings, Ltd., dated July 27, 2011.